CMO Desk

Yields Given Prices Report

CSFB03-1G3JV 30 year 6.0's

User ID:    mflynn2

Deals Directory:    /home/mflynn2/intexdeals

Date:    01/22/2003 14:00:17

Bond:    A5

Balance:    1,750,000

Coupon: 5.500000

Delay: 24 Class Factor: 1.00 Accruing Since: 1/01/2003
Settlement Date: 1/31/2003 WHOLE 30 year WAC: 6.40 WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	800	1000	1200

98-16	5.680	5.705	5.734	5.763	5.987	6.059	6.112
98-24	5.654	5.673	5.695	5.718	5.892	5.948	5.989
99- 0	5.628	5.641	5.657	5.673	5.797	5.836	5.866
99- 8	5.602	5.610	5.619	5.629	5.702	5.726	5.743
99-16	5.576	5.578	5.581	5.584	5.608	5.615	5.621
99-24	5.550	5.547	5.543	5.540	5.514	5.505	5.499
100- 0	5.524	5.516	5.506	5.496	5.420	5.396	5.378
100- 8	5.498	5.484	5.468	5.452	5.327	5.286	5.257
*100-16	5.472	5.453	5.431	5.408	5.233	5.177	5.136
100-24	5.447	5.422	5.393	5.364	5.141	5.069	5.016
101- 0	5.421	5.392	5.356	5.321	5.048	4.960	4.896
101- 8	5.396	5.361	5.319	5.277	4.956	4.852	4.776
101-16	5.370	5.330	5.282	5.234	4.864	4.745	4.657
101-24	5.345	5.300	5.245	5.191	4.772	4.637	4.538
102- 0	5.320	5.269	5.209	5.148	4.680	4.530	4.420
102- 8	5.295	5.239	5.172	5.105	4.589	4.424	4.302
102-16	5.270	5.208	5.135	5.062	4.498	4.317	4.184
AVG LIFE	14.22	10.85	8.49	6.97	2.95	2.49	2.24
DURATION	9.65	7.98	6.63	5.66	2.66	2.28	2.06
FIRST PAY	12/16	9/13	5/11	11/09	12/05	7/05	4/05
LAST PAY	7/17	2/14	9/11	2/10	1/06	8/05	4/05

This information is being provided in response to your specific request for information.  The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates.  The preliminary description of the underlying assets has not been independently verified by CSFBC.  CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.  All information contained herein is preliminary, limited in nature and subject to completion or amendment.  CSFBC makes no representation that the above referenced security will actually perform as described in any scenario.  The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in  the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1G3JV 30 year 6.0's

User ID:    mflynn2

Deals Directory:    /home/mflynn2/intexdeals

Date:    01/22/2003 14:00:24

Bond:    A9

Balance:    4,750,000

Coupon: 5.500000

Delay: 24 Class Factor: 1.00 Accruing Since: 1/01/2003
Settlement Date: 1/31/2003 WHOLE 30 year WAC: 6.40 WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	800	1000	1200

98-16	5.675	5.696	5.723	5.752	5.973	6.041	6.100
98-24	5.650	5.666	5.687	5.709	5.881	5.933	5.979
99- 0	5.625	5.637	5.651	5.667	5.789	5.826	5.859
99- 8	5.600	5.607	5.616	5.625	5.698	5.720	5.739
99-16	5.575	5.577	5.580	5.583	5.606	5.613	5.620
99-24	5.550	5.548	5.545	5.541	5.515	5.507	5.500
100- 0	5.526	5.518	5.509	5.500	5.425	5.402	5.382
100- 8	5.501	5.489	5.474	5.458	5.334	5.297	5.263
*100-16	5.477	5.460	5.439	5.417	5.244	5.192	5.145
100-24	5.452	5.431	5.404	5.375	5.154	5.087	5.028
101- 0	5.428	5.402	5.369	5.334	5.065	4.983	4.910
101- 8	5.404	5.373	5.334	5.293	4.975	4.879	4.793
101-16	5.380	5.344	5.299	5.252	4.886	4.775	4.677
101-24	5.356	5.315	5.265	5.212	4.797	4.672	4.561
102- 0	5.332	5.286	5.230	5.171	4.709	4.568	4.445
102- 8	5.308	5.258	5.196	5.130	4.621	4.466	4.329
102-16	5.284	5.229	5.162	5.090	4.533	4.363	4.214
AVG LIFE	15.38	11.80	9.21	7.48	3.06	2.60	2.29
DURATION	10.15	8.48	7.06	5.99	2.75	2.36	2.10
FIRST PAY	7/17	2/14	9/11	2/10	1/06	8/05	4/05
LAST PAY	5/19	8/15	11/12	12/10	3/06	9/05	5/05

This information is being provided in response to your specific request for information.  The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates.  The preliminary description of the underlying assets has not been independently verified by CSFBC.  CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.  All information contained herein is preliminary, limited in nature and subject to completion or amendment.  CSFBC makes no representation that the above referenced security will actually perform as described in any scenario.  The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in  the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1G3JV 30 year 6.0's

User ID:    mflynn2

Deals Directory:    /home/mflynn2/intexdeals

Date:    01/22/2003 14:00:31

Bond:    A10

Balance:    1,847,919

Coupon: 5.500000

Delay: 24 Class Factor: 1.00 Accruing Since: 1/01/2003
Settlement Date: 1/31/2003 WHOLE 30 year WAC: 6.40 WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	800	1000	1200

98-16	5.669	5.688	5.712	5.740	5.959	6.030	6.089
98-24	5.645	5.660	5.679	5.701	5.870	5.925	5.971
99- 0	5.622	5.632	5.645	5.661	5.782	5.820	5.853
99- 8	5.598	5.604	5.612	5.621	5.693	5.716	5.736
99-16	5.574	5.577	5.579	5.582	5.605	5.612	5.619
99-24	5.551	5.549	5.546	5.543	5.517	5.509	5.502
100- 0	5.528	5.521	5.513	5.503	5.429	5.406	5.385
100- 8	5.504	5.494	5.480	5.464	5.342	5.303	5.269
*100-16	5.481	5.466	5.447	5.425	5.255	5.200	5.154
100-24	5.458	5.439	5.415	5.387	5.168	5.098	5.038
101- 0	5.435	5.411	5.382	5.348	5.081	4.996	4.923
101- 8	5.412	5.384	5.350	5.309	4.995	4.894	4.809
101-16	5.389	5.357	5.317	5.271	4.909	4.793	4.694
101-24	5.366	5.330	5.285	5.232	4.823	4.692	4.580
102- 0	5.344	5.303	5.253	5.194	4.738	4.591	4.467
102- 8	5.321	5.276	5.221	5.156	4.652	4.491	4.354
102-16	5.298	5.249	5.189	5.118	4.567	4.391	4.241
AVG LIFE	16.71	12.89	10.10	8.07	3.18	2.66	2.34
DURATION	10.69	9.03	7.57	6.37	2.85	2.42	2.14
FIRST PAY	5/19	8/15	11/12	12/10	3/06	9/05	5/05
LAST PAY	3/20	4/16	6/13	4/11	4/06	10/05	6/05

This information is being provided in response to your specific request for information.  The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates.  The preliminary description of the underlying assets has not been independently verified by CSFBC.  CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.  All information contained herein is preliminary, limited in nature and subject to completion or amendment.  CSFBC makes no representation that the above referenced security will actually perform as described in any scenario.  The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in  the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB03-1G3AR6 30 year 6.0's

User ID:    mflynn2

Deals Directory:    /home/mflynn2/intexdeals

Date:    01/23/2003 16:14:51

Bond:    A3

Balance:    20,000,000

Coupon: 5.500000

Delay: 24 Class Factor: 1.00 Accruing Since: 2/01/2003
Settlement Date: 2/27/2003 WHOLE 30 year WAC: 6.40 WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	200	250	300	400	500	600	800	1000

97- 0	5.783	5.819	5.848	5.885	5.985	6.118	6.223	6.401	6.566
97- 4	5.773	5.807	5.834	5.870	5.965	6.091	6.191	6.360	6.518
97- 8	5.762	5.794	5.821	5.854	5.944	6.064	6.160	6.320	6.469
97-12	5.751	5.782	5.807	5.839	5.924	6.038	6.128	6.280	6.421
97-16	5.741	5.770	5.793	5.823	5.904	6.011	6.096	6.240	6.373
97-20	5.730	5.758	5.780	5.808	5.884	5.985	6.065	6.199	6.325
97-24	5.720	5.745	5.766	5.792	5.863	5.958	6.033	6.159	6.277
97-28	5.709	5.733	5.752	5.777	5.843	5.932	6.002	6.119	6.229
98- 0	5.699	5.721	5.739	5.762	5.823	5.905	5.970	6.079	6.181
98- 4	5.688	5.709	5.725	5.746	5.803	5.879	5.939	6.040	6.134
*98- 8	5.678	5.696	5.712	5.731	5.783	5.852	5.907	6.000	6.086
98-12	5.667	5.684	5.698	5.716	5.763	5.826	5.876	5.960	6.038
98-16	5.657	5.672	5.685	5.701	5.743	5.800	5.845	5.920	5.991
98-20	5.647	5.660	5.671	5.685	5.723	5.774	5.814	5.881	5.943
98-24	5.636	5.648	5.658	5.670	5.703	5.747	5.782	5.841	5.896
98-28	5.626	5.636	5.644	5.655	5.683	5.721	5.751	5.802	5.849
99- 0	5.615	5.624	5.631	5.640	5.663	5.695	5.720	5.762	5.802
99- 4	5.605	5.612	5.618	5.625	5.644	5.669	5.689	5.723	5.754
99- 8	5.595	5.600	5.604	5.610	5.624	5.643	5.658	5.684	5.707
99-12	5.585	5.588	5.591	5.594	5.604	5.617	5.627	5.644	5.660
99-16	5.574	5.576	5.578	5.579	5.584	5.591	5.596	5.605	5.613
AVG LIFE	22.55	17.03	14.33	11.96	8.28	5.80	4.73	3.62	2.97
DURATION	12.12	10.46	9.40	8.33	6.38	4.87	4.10	3.20	2.64
FIRST PAY	2/06	2/06	2/06	2/06	2/06	2/06	2/06	2/06	10/05
LAST PAY	11/32	11/32	11/32	11/32	11/32	5/11	1/09	5/07	7/06

This information is being provided in response to your specific request for information.  The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates.  The preliminary description of the underlying assets has not been independently verified by CSFBC.  CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.  All information contained herein is preliminary, limited in nature and subject to completion or amendment.  CSFBC makes no representation that the above referenced security will actually perform as described in any scenario.  The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in  the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.